UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

HOUSTON AMERICAN ENERGY CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fees paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HOUSTON AMERICAN ENERGY CORP.

801 Travis St., Suite 1425

Houston, Texas 77002

April 22, 2024

Dear Stockholder:

We cordially invite you to attend our 2024 annual meeting of stockholders, which will be held at 10:00 a.m. Central Daylight Time on Thursday, June 20, 2024 at our corporate offices located at 801 Travis St., Suite 1425, Houston, Texas 77002.

At this year’s annual meeting, the agenda will include the election of one Class B director, consideration of, and voting on, an amendment to our certificate of incorporation to increase our authorized shares of common stock, the ratification of the selection of our independent registered public accounting firm for fiscal 2024, an advisory vote on the compensation of our named executive officers and the transaction of such other business as may properly come before the meeting or any adjournment thereof. Please refer to the enclosed proxy statement for detailed information on the proposal and other important information about Houston American Energy Corp.

We hope you will be able to attend the annual meeting, but we know that not every stockholder will be able to do so. Whether or not you plan to attend, please complete, sign and return your proxy, or vote by telephone or via the Internet according to the instructions on the proxy card, so that your shares will be voted at the annual meeting.

Sincerely,

STEPHEN HARTZELL
Chairman of the Board

HOUSTON AMERICAN ENERGY CORP.

801 Travis St., Suite 1425

Houston, Texas 77002

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

JUNE 20, 2024

Dear Stockholder:

The annual meeting of stockholders of Houston American Energy Corp. will be held at 10:00 a.m. Central Daylight Time on Thursday, June 20, 2024 at our corporate offices located at 801 Travis St., Suite 1425, Houston, Texas 77002. The purpose of the annual meeting is to:

1. Elect one Class B director to hold office until the 2027 annual shareholders meeting.

2. Approve an amendment to our certificate of incorporation to increase our authorized shares of common stock to 20,000,000 shares.

3. Ratify the selection of Marcum, LLP as our independent registered public accounting firm for the 2024 fiscal year.

4. Approve, in an advisory and non-binding vote, the compensation of our named executive officers.

5. Transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on April 22, 2024 will be entitled to vote at the annual meeting and any and all adjourned sessions thereof. Our stock transfer books will remain open.

Your vote is very important. To ensure that your vote is recorded promptly and to avoid the unnecessary waste of company resources seeking shareholder votes, PLEASE VOTE YOUR SHARES as soon as possible. If you are a stockholder of record, please complete, sign and mail the proxy card in the enclosed postage-paid envelope. If your shares are held in “street name”, that is held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By Order of the Board of Directors,

STEPHEN HARTZELL
Chairman

Houston, Texas

April 22, 2024

HOUSTON AMERICAN ENERGY CORP.

801 Travis St., Suite 1425

Houston, Texas 77002

PROXY STATEMENT

Our board of directors is soliciting your proxy for the annual meeting of stockholders to be held at our corporate offices, located at 801 Travis St., Suite 1425, Houston, Texas 77002, on Thursday, June 20, 2024 at 10:00 a.m. Central Daylight Time and at any and all adjourned sessions of the annual meeting.

We are mailing our annual report for the fiscal year ended December 31, 2023, to our stockholders with this notice and proxy statement (including the form of proxy) on or about May 1, 2024.

Record Date and Quorum Requirements

Only stockholders of record at the close of business on April 22, 2024 will be entitled to vote at the annual meeting. More than one-third (33.33%) of the shares of common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy to have a quorum for the transaction of business at the annual meeting. Shares of common stock represented by proxy (includes shares which abstain, withhold the vote or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists for a matter presented at the annual meeting. At the close of business on April 22, 2024, we had 10,906,353 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote

Items to be Voted Upon, Voting Your Shares and Votes Required

Stockholders will be voting upon four matters as well as any other business that may properly come before the meeting. The specific items to be voted on are:

PROPOSAL	BOARD RECOMMENDATION	PAGE REFERENCE

Proposal 1: Election of one Class B director	☑ FOR NOMINEE	Page 4

Proposal 2: Amendment to certificate of incorporation to increase authorized shares of common stock	☑ FOR	Page 6

Proposal 3: Ratification of appointment of independent registered public accounting firm	☑ FOR	Page 8

Proposal 4: Advisory vote to approve named executive officer compensation	☑ FOR	Page 9

In order to be elected as a director, a nominee for director must receive a plurality of the votes cast at the annual meeting. Approval of the proposed amendment to our certificate of incorporation to increase our authorized shares of common stock, ratification of the selection of our independent registered public accounting firm and advisory approval of compensation of named executive officers will each require the affirmative vote of a majority of the votes cast.

Your vote is very important. If you do not vote your shares, you will not have an impact with respect to the issues to be voted on at this annual meeting. If your shares are held by a broker, bank or other nominee (i.e., in “street name”), you should receive instructions from your nominee which you must follow in order to vote your shares.

Shares that abstain from voting on a particular proposal will not be counted as votes “in favor” of such proposal, and will also not be counted as votes cast or shares voting on that proposal. If you do not provide voting instructions with respect to shares held in “street name”, your broker may vote your shares in its discretion with respect to routine, or discretionary, items but cannot vote your shares on non-discretionary items. The election of directors and the advisory vote to approve named executive officer compensation are non-discretionary items. The proposed amendment to our certificate of incorporation to increase authorized shares of common stock and approval of the appointment of our independent registered public accounting firm are discretionary items. Abstentions and “broker non-votes” will have no effect on the voting on a proposal that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a proposal but will have the effect of a vote against proposals requiring the affirmative vote of all shares entitled to vote. However, abstentions are considered to be present or represented in determining whether a quorum exists on a given matter.

Submitting Your Proxy

If you complete and submit your proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:

●	FOR the election of the director nominee;

●	FOR approval of the proposed amendment to our certificate of incorporation to increase our authorized shares of common stock;

●	FOR the ratification of the selection of Marcum LLP as our registered public accounting firm; and

●	FOR approval, on an advisory basis, of the compensation of our named executive officers.

To ensure that your vote is recorded promptly, please vote as soon as possible. To vote by proxy, please complete, sign and mail the proxy card in the enclosed postage-paid envelope.

Stockholders that attend the annual meeting and wish to vote in person will be given the opportunity to vote. If you want to vote shares that are held in “street name” or are otherwise not registered in your name, you will need to obtain a “legal proxy” from the holder of record and present it at the annual meeting.

Revoking or Changing Your Proxy

You may revoke or change your proxy at any time before it is voted. For a stockholder “of record”, meaning one whose shares are registered in his or her own name, to revoke or change a proxy, the stockholder may submit another properly signed proxy, which bears a later date; deliver a written revocation to our corporate secretary; or attend the annual meeting and vote in person.

If you are a beneficial owner of our common stock, and not the stockholder of record (for example your common stock is registered in “street name” with a brokerage firm), you must follow the procedures required by the holder of record, which is usually a brokerage firm or bank, to revoke or change a proxy. You should contact the stockholder of record directly for more information on these procedures.

Other Information

We will bear the expenses of soliciting proxies. Our officer and certain other employees, without additional remuneration, may solicit proxies personally or by telephone, e-mail or other means. We may reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Our Annual Report on Form 10-K for the year ended December 31, 2023, which is not part of the proxy soliciting materials, is included with this Proxy Statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of our shares of common stock beneficially owned as of April 22, 2024 by:

●	each person or group known by us to beneficially own more than 5% of our outstanding common stock;

●	each director and nominee for director;

●	each executive officer named in the Summary Compensation Table under the heading “Executive Compensation” below; and

●	all of our current directors and executive officers of the company as a group.

The number of shares beneficially owned by each 5% holder, director or executive officer is determined by the rules of the SEC, and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares that the person or entity can acquire within 60 days of April 22, 2024 through the exercise of any stock option or other right. For purposes of computing the percentage of outstanding shares of common stock held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after April 22, 2024 are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) over the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. As of April 22, 2024, there were 10,906,353 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding
John Terwilliger(1)*	1,147,540	(2)	10.1%
James Schoonover*	474,043	(3)	4.2%
Stephen Hartzell*	104,480	(4)	†
Keith Grimes*	102,400	(5)	†
All current directors and executive officers as a group (4 persons)	1,828,463	(6)	15.4%

*	Director of our company
†	Less than 1% of the shares of total common stock outstanding as of April 22, 2024.
(1)	Address is 801 Travis St., Suite 1425, Houston, Texas 77002.
(2)	Includes (a) 428,000 shares issuable upon exercise of stock options, and (b) 48,000 shares issuable upon exercise of warrants.
(3)	Includes (a) 254,667 shares issuable upon exercise of stock options, and (b) 46,400 shares issuable upon exercise of warrants.
(4)	Includes100,000 shares issuable upon exercise of stock options.
(6)	Includes 100,000 shares issuable upon exercise of stock options.
(7)	Includes (a) 882,667 shares issuable upon exercise of stock options, and (b) 94,400 shares issuable upon exercise of warrants.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our restated certificate of incorporation and amended and restated by-laws, each as amended to date, provide for the classification of our board into three classes, as nearly equal in number as possible. The Class A, Class B and Class C directors are currently serving until the annual meeting of stockholders that will be held in 2025, 2024 and 2026, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. Our board has fixed the number of directors at four. There is currently one Class A director, one Class B director and two Class C directors.

Unless otherwise instructed, the persons named as proxy will vote all proxies received FOR the election of the person named as nominee below as Class B director for a term of three years, until the annual meeting of stockholders to be held in 2027; and until his successor is elected and qualified.

The nominee listed below is currently serving as a director and has indicated that he is willing to continue to serve, if elected. The independent directors of the board nominated the candidate for election. If a nominee should become unavailable, the person named as proxy will vote all proxies received for a substitute nominee designated by the board, unless instructions are given to the contrary. The board has no reason to believe that the nominee will become unavailable.

In the section below, we provide the names and biographical information about the Class B nominee and each other member of the board.

There are no family relationships among any of our directors, nominee for director and executive officers.

Nominee for Election as Class B Director Continuing in Office until 2027

Stephen Hartzell Age: 70 Director Since: 2005

Mr. Hartzell is the owner and President of S.P. Hartzell, Inc., a professional independent consulting exploration geology firm, and is an owner operator of Southern Star Exploration, LLC, an independent oil and gas company. From 1978 to 1986, Mr. Hartzell served as a petroleum geologist, division geologist and senior geologist with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration. Mr. Hartzell received his B.S. in Geology from Western Illinois University and an M.S. in Geology from Northern Illinois University.

Mr. Hartzell brings to our board over 40 years of broad experience in the oil and gas industry, covering geology, operations management and asset management, and his resulting understanding of our industry, operating environment, key drivers of operational success and specific geological characteristics and challenges encountered in operations.

Nominee for Election as Class A Director Continuing in Office until 2025

R. Keith Grimes Age: 67 Director Since: 2012

Mr. Grimes has, since 2008, served in various senior executive capacities at New Tech Global and its predecessors, Sierra Hamilton LLC and Hamilton Engineering, LLC. New Tech Global is an international service provider to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Mr. Grimes has served as Chief Executive Officer of New Tech Global since 2022. Previously, Mr. Grimes managed all eastern hemisphere operations of Expro Group, a global well testing and subsea engineering company, and served in numerous leadership roles with Halliburton for 20 years. Mr. Grimes holds a B.S. degree in Petroleum Engineering from Texas Tech University.

Mr. Grimes brings to our board over 40 years of broad domestic and international energy industry experience as a petroleum engineer and senior executive and his resulting understanding of our industry, international operations, engineering, geological and operational challenges encountered in our business.

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Class C Directors Continuing in Office until 2026

James Schoonover Age: 67 Director Since: 2018

Mr. Schoonover is a retired investor. Mr. Schoonover served as our Chief Executive Officer and President from June 2018 to December 2021 and has served as a Director since April 2018. From 2016 to June 2018, Mr. Schoonover served as Chief Operating Officer of Encompass Compliance Corporation, an OTC Market traded company providing compliance and risk mitigation services to U.S. employers. Previously, from February 2014 to July 2015, Mr. Schoonover served as National Sales Director for Cordant Health Services, a consolidator of independent toxicology laboratories, and, from 1998 to December 2012, as Chief Marketing Officer of MedTox Scientific, Inc., a Nasdaq-listed provider of specialized laboratory testing services and on-site/point-of-collection testing devices. From 2012 to 2017, Mr. Schoonover served as Chairman of the Board of H2O For Life, a non-profit organization focused on service-learning opportunities for students. Mr. Schoonover holds a B.A. degree from Cornell University and an MBA from the University of St. Thomas.

Mr. Schoonover brings to our board over 40 years of broad business and management experience, covering operations, sales and marketing and finance, and is a long time investor in our company.

John Terwilliger Age: 76 Director Since: 2020

Mr. Terwilliger has served as our President and CEO, and as a director, since December 2020. Mr. Terwilliger is the company’s founder and served as its President, Chief Executive Officer and Chairman of the Board from 2001 to 2015 and continued, in a non-executive role, providing oil and gas prospect and operations services to the company from 2015 until his appointment as an officer in 2020. Mr. Terwilliger has more than 40 years’ experience in oil and gas management and operations.

Mr. Terwilliger brings to our board over 40 years of energy industry experience as well as essential insight and guidance from an inside perspective as a result of his key and ongoing role in acquiring and managing our asset portfolio, his central role in managing all aspects of operations of our company and his position as our largest shareholder.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE TO THE BOARD OF DIRECTORS SET FORTH IN THIS PROPOSAL 1.

In considering your vote with respect to the election of directors pursuant to Proposal 1, you should consider the discussions of “Executive Compensation” and “Corporate Governance” and the other discussions contained in this Proxy Statement.

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PROPOSAL 2

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

Our Board has unanimously adopted and is submitting for stockholder approval an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 12,000,000 shares to 20,000,000 shares (the “Authorized Share Increase”). Approval of the Authorized Share Increase will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Certificate of Incorporation after the date stockholder approval for the amendment is obtained.

The additional 8,000,000 shares of common stock will have a par value of $0.001 per share. We are currently authorized to issue 22,000,000 shares of capital stock, 12,000,000 of which are designated as common stock and 10,000,000 of which are designated as “blank check” preferred stock.

As of the record date, 10,906,353 shares of our common stock were issued and outstanding and approximately 946,000 shares of our common stock were subject to outstanding warrants and options, leaving approximately 148,000 shares of common stock unassigned and authorized for potential issuance.

The proposed amendment will not change the number of shares of preferred stock authorized for issuance.

Rights of Additional Authorized Shares of Common Stock

The additional shares of common stock resulting from the Authorized Share Increase, if and when issued, would be part of the existing class of common stock and would have rights and privileges identical to our common stock currently outstanding.

Potential Advantages of the Authorized Share Increase

Our Board believes that the authorized number of shares of common stock should be increased to provide sufficient shares of common stock for such corporate purposes as may be determined by our Board to be necessary or desirable. We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares of common stock that will be available following Authorized Share Increase. However, the Company expects to continue to need additional external financing to provide additional working capital and to need available shares of common stock to support stock option grants to directors which is the principal component of their compensation.

Once authorized, the additional shares of common stock may be issued with approval of our Board but without further approval of our stockholders, unless applicable law, rule or regulation requires stockholder approval.

Potential Disadvantages of the Authorized Share Increase

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current shareholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

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Procedure for Effecting the Authorized Share Increase

If this proposal is approved by our stockholders, our Board will cause the Authorized Share Increase to be implemented by filing an amendment to our Certificate of Incorporation with the Delaware Division of Corporations. The Authorized Share Increase will become effective on the date that it is filed.

Discretionary Authority of the Board to Abandon Authorized Share Increase

The Board reserves the right to abandon the Authorized Share Increase without further action by our stockholders at any time before the effectiveness of the amendment to the Certificate of Incorporation, even if the Authorized Share Increase has been authorized by our stockholders at the Meeting. By voting in favor of the Authorized Share Increase, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Authorized Share Increase if it should so decide.

Annex Relating to the Authorized Share Increase

The text of the form of the articles of amendment relating to this proposal, which we would file with the Delaware Division of Corporations to effect the Authorized Share Increase, is attached to this proxy statement as Annex A.

Required Vote and Recommendation

The affirmative vote of a majority of the shares voted at the Annual Meeting will be required to approve and adopt the proposed amendment to our Certificate of Incorporation. Abstentions and broker non-votes will have no effect on approval of the proposed amendment to our Certificate of Incorporation.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AGGREGATE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE TO 20,000,000.

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PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board, on the recommendation of the audit committee, has selected the firm of Marcum LLP (“Marcum”) as our registered public accounting firm for fiscal 2024. Marcum has served as our registered public accounting firm since 2018. Although stockholder approval of the board’s selection of Marcum is not required by law, the board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the annual meeting, the board will reconsider its selection of Marcum.

Representatives of Marcum are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF MARCUM AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

In considering your vote with respect to the ratification of our selection of Marcum LLP as our registered public accounting firm pursuant to Proposal 3, you should consider the discussion of “Relationship with Independent Registered Public Accounting Firm” and the other discussions contained in this Proxy Statement.

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PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

As described in detail below under the heading “Executive Compensation,” our executive compensation programs are designed to attract, retain and motivate our named executive officers who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term strategic and corporate goals, and the realization of increased shareholder value. Please read the “Executive Compensation” and related information in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2023.

We are asking our shareholders to indicate their support for the compensation of our named executive officer as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on a non-binding, advisory basis, the compensation paid to our named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Shareholders Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

Although the “say-on-pay” vote is advisory, and therefore not binding on us, we value the opinions of our shareholders and we will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

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EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table includes information concerning compensation for the two years ended December 31, 2023 for our CEO (the “Named Executive Officer”), being our only executive officers during the latest year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)	Total ($)
John Terwilliger, CEO	2023	210,000	200,000	—	—	32,940	—	442,940
	2022	135,000	200,000	—	—	17,725	—	352,725

(1)	The amounts consists of production payments under our Production Incentive Compensation Plan and with respect to revenues from prospects in Colombia.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to unexercised options previously awarded to the Named Executive Officers at December 31, 2023.

		Option Awards (1)				Stock Awards
	Grant	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Valu of Shares or Units of Stock That Have Not
Name	Date	Exercisable	Unexercisable	Price	Date	Vested	Vested

John Terwilliger	07/22/21	150,000	—	$1.77	07/22/31	—	$—
	11/11/20	150,000	—	1.45	11/10/30	—	—
	06/13/19	40,000	—	2.71	06/13/29	—	—
	03/20/18	40,000	—	3.75	03/20/28	—	—
	06/10/14	48,000	—	5.19	06/10/24	—	—

(1)	All numbers of securities and exercise price are adjusted to reflect a 1-for-12.5 reverse stock split effected in July 2020.

Employment Arrangements

Mr. Terwilliger does not have an employment agreement with the company. Mr. Terwilliger presently receives an annual salary of $240,000. Additionally, Mr. Terwilliger receives periodic bonuses and option grants as determined by our Compensation Committee and participates in health insurance and other benefit plans available to all company employees. During 2023, Mr. Terwilliger was paid a $200,000 bonus which was approved by our Compensation Committee and reflected Mr. Terwilliger’s efforts in development of our CPO-11 block. No stock options were granted to Mr. Terwilliger during 2023.

Equity Incentive Plans

Our board of directors and shareholders have adopted the Houston American Energy Corp. 2008 Equity Incentive Plan (the “2008 Plan”), the Houston American Energy Corp. 2017 Equity Incentive Plan (the “2017 Plan”), and the Houston American Energy Corp. 2021 Equity Incentive Plan (the “2021 Plan” and, together with the 2008 Plan and the 2017 Plan, the “Plans”).

Giving effect to our 2020 1-for-12.5 reverse stock split, 480,000 shares, 400,000 shares and 500,000 shares, respectively, of common stock are reserved for issuance pursuant to grants of stock options and restricted stock under the 2008, 2017 and 2021 Plans. The 2008 Plan has expired and no new option grants may be made under that plan although options granted under the 2008 Plan remain outstanding and exercisable. The Plans are administered by our Compensation Committee and provide that key employees, consultants and directors are eligible to participate therein.

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During 2023, no option grants were made to our Named Executive Officers.

Production Incentive Compensation Plan

In August 2013, our compensation committee adopted a Production Incentive Compensation Plan (the “PIC Plan”). The purpose of the PIC Plan is to encourage employees and consultants participating in the PIC Plan to identify and secure for our company participation in attractive oil and gas opportunities.

Under the PIC Plan, the committee may establish one or more pools (each a “Pool”) and designate employees and consultants to participate in those Pools and designate prospects and wells, and a defined percentage of our revenues from those wells, to fund those Pools. Only prospects acquired on or after establishment of the PIC Plan, and excluding all prospects in Colombia, may be designated to fund a Pool. The maximum percentage of our share of revenues from a well that may be designated to fund a Pool is 2% (the “Pool Cap”); provided, however, that with respect to wells with a net revenue interest (“NRI”) to the 8/8 of less than 73%, the Pool Cap with respect to such wells shall be reduced on a 1-for-1 basis such that no portion of our revenues from a well may be designated to fund a Pool if the NRI is 71% or less.

Designated participants in a Pool will be assigned a specific percentage out of our revenues assigned to the Pool and will be paid that percentage of such revenues from all wells designated to such Pool and spud during that participant’s employment or services with our company. In no event may the percentage assigned to our chief executive officer relative to any well within a Pool exceed one-half of the applicable Pool Cap for that well. Payouts of revenues funded into Pools shall be made to participants not later than 60 days following year end, subject to the committee’s right to make partial interim payouts. Participants will continue to receive their percentage share of revenues from wells included in a Pool and spud during the term of their employment or service so long as revenues continue to be derived by our company from those wells even after termination of employment or services of the participant; provided, however, that a participant’s interest in all Pools shall terminate on the date of termination of employment or services where such termination is for cause.

In the event of certain changes in control of our company, the acquirer or survivor of such transaction must assume all obligations under the PIC Plan; provided, however, that in lieu of such assumption obligation, the committee may, at its sole discretion, assign overriding royalty interests in wells to substantially mirror the rights of participants under the PIC Plan. Similarly, the committee may, at any time, assign overriding royalty interests in wells in settlement of obligations under the PIC Plan.

The PIC Plan is administered by our compensation committee which shall consult with our chief executive officer relative to Pool participants, prospects, wells and interests assign although the committee will have final and absolute authority to make all such determinations.

During 2023, no awards were made under the PIC Plan.

In addition to awards under our PIC Plan, we previously granted to Mr. Terwilliger a 1.5% interest in all revenues derived from prospects in Colombia.

During 2023, cash payments totaling $32,940 were made to Mr. Terwilliger under the PIC Plan and with respect to Colombian prospects.

Pension Benefits

We do not maintain any retirement plans or otherwise provide any retirement benefits of any nature for our executives or employees.

Clawback Policy

Our Board has adopted a Clawback Policy covering compensation paid to our executive officers. Under this policy, in the event a restatement of our financial statements is made due to material noncompliance with financial reporting requirements under U.S. securities laws, any performance-based cash compensation paid and any performance-based equity awards granted to such officer with respect to the period covered by the restatement will be recalculated and the board may seek recoupment of any excess compensation.

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Termination or Change in Control Payments

We are party to a Change in Control Agreement (the “Change in Control Agreement”) with our President and Chief Executive Officer, John Terwilliger. Pursuant to the Change in Control Agreement, if we undergo a change in control and Mr. Terwilliger is terminated without cause or resigns for good reason within 90 days prior to or within 12 months following a change in control, Mr. Terwilliger is entitled to (i) a lump sum cash severance payment equal to 250% of his average annual cash compensation (including salary and bonuses) during the three years ending on the termination date, and (ii) acceleration of vesting of all unvested time-based stock options.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company.

Year (a)	Summary Compensation Table Total for Principal Executive Officer (“PEO”) (1) (b)	Compensation Actually Paid to PEO (2) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”) (3) (d)	Average Compensation Actually Paid to Non-PEO NEOs (4) (e)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5) (f)	Net Income (Loss) (millions) (6) (h)
2023	$442,941	$442,941	n/a	n/a	$102.29	($3.21)
2022	$352,725	$751,294	n/a	n/a	$196.57	($0.74)
2021	$378,158	$323,512	n/a	n/a	$81.71	($1.02)

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Terwilliger (our CEO and President) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation - Summary Executive Compensation Table.”
(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Terwilliger, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Terwilliger during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Terwilliger’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to PEO ($)
2023	$442,941	$0	$0	$442,941
2022	$352,725	$0	$398,569	$751,294
2021	$323,512	($243,077)	$188,431	$323,512

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.

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(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	$0	$0	$0	$0	$0	$0	$0
2022	$0	$0	$0	$398,569	$0	$0	$398,569
2021	$187,733	$0	$0	$697	$0	$0	$188,431

(3)	The Company did not have any other named executive officers in the covered fiscal years.
(4)	The Company did not have any other named executive officers in the covered fiscal years.
(5)	The cumulative Total Shareholder Return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021, 2022 or 2023.
(6)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Description of Pay Versus Performance Relationships

The following graphs show the relationship between the CAP for our PEO and our total shareholder return and net income over the prior three fiscal years ending December 31, 2021, 2022 and 2023, as reported in the tables above. Total shareholder return values are measured from December 31, 2020, based on an assumed fixed investment of $100.

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Director Compensation Table

The following table provides compensation information for the year ended December 31, 2023 for each member of our Board of Directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Stephen Hartzell	21,562	—	39,750	—	—	61,312
Keith Grimes	21,562	—	39,750	—	—	61,312
James Schoonover	10,350	—	39,750	—	—	50,100

(1)	Reflects the grant date fair value calculated in accordance with FASB ASC Topic 718. The Company’s FASB ASC Topic 718 assumptions used in these calculations are set forth in Note 6 to the Financial Statements included in the Company’s annual report on Form 10-K filed with the SEC on April 2, 2024.

(2)	The following are the aggregate number of option awards outstanding that have been granted to each of our non-employee directors as of December 31, 2023, the last day of the 2023 fiscal year: Mr. Hartzell: 100,000; Mr. Grimes: 100,000; and Mr. Schoonover: 254,667.

Standard Director Compensation Arrangements

We compensate non-employee members of the board through a mixture of cash and equity-based compensation. As revised, effective June 2023, cash compensation arrangements for our non-employee directors consist of the following payments: (i) annual retainer of $11,700; (ii) annual retainer for service on each board committee of $3,900; (iii) annual retainer for service as chair of the audit committee of $4,875; and (iv) annual retainer for service as chair of the compensation committee of $4,875. Each of the annual retainers is payable in equal quarterly installments. We also reimburse expenses incurred by non-employee directors to attend board and committee meetings.

On the date of the initial appointment or election of each non-employee director, and on the date of each annual meeting thereafter, each non-employee director receives a stock option grant to purchase 20,000 shares (pro-rated if appointment or election is other than at an annual meeting of stockholders) of our common stock at a price equal to the fair market value of our common stock on the date of grant. Option grants to directors vest 20% on the date of grant and 80% nine months from the date of grant.

Directors who are also our employees do not receive cash or equity compensation for service on the board in addition to compensation payable for their service as employees of Houston American Energy.

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CORPORATE GOVERNANCE

The Board and Board Meetings; Annual Meeting Attendance

The board consists of four directors. During the fiscal year ended December 31, 2023, the board held a total of 11 meetings (including telephonic meetings and committee meetings). Each of the incumbent directors attended at least 75% of the total number of meetings of the board, including meetings of all committees on which he served. Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All of our directors attended our 2023 annual meeting of stockholders.

Board Independence

The board has determined that each of the directors, with the exception of Mr. Terwilliger, qualify as “independent” as defined by applicable NYSE American and SEC rules. In making this determination, the board has concluded that none of these members has a relationship that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Stephen Hartzell has served as lead director since March 2007 and as Chairman since 2018 and presides over meetings of the independent directors.

Board Committees

The board currently has, and appoints members to, two standing committees: the audit committee and the compensation committee. Each member of these committees is independent as defined by applicable NYSE American and SEC rules. The current members of the committees are identified below:

Director	Audit		Compensation
Stephen Hartzell	✔		✔	(Chair)
Keith Grimes	✔	(Chair)	✔

Audit Committee

The audit committee is composed of two independent directors, Messrs. Grimes and Hartzell, both of whom meets the independence and financial literacy requirements as defined by applicable NYSE American and SEC rules. The audit committee assists the board in its general oversight of our financial reporting, internal controls, legal compliance, ethics programs and audit functions, and is directly responsible for the appointment, evaluation, retention and compensation of the registered public accounting firm. The board has determined that Mr. Grimes qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC.

The audit committee acts under the terms of a written charter initially adopted in May 2006, a copy of which can be found on our website at www.houstonamerican.com/corporategovernance.html . The audit committee met 5 times during the fiscal year ended December 31, 2023. For more information regarding the audit committee, please refer to the “Report of Audit Committee” beginning on page 18.

Compensation Committee

The compensation committee, which is appointed by the board, is composed of two non-employee independent directors as defined by applicable NYSE American rules. The committee is responsible for establishing and administering the policies that govern both annual compensation and equity ownership. It reviews and approves salaries, bonus and incentive compensation, perquisites, equity compensation, and all other forms of compensation for our executive officers, including our chief executive officer. The compensation committee is also responsible for reviewing and administering our incentive compensation plans, equity incentive programs and other benefit plans. It periodically reviews and makes recommendations to the board with respect to director compensation.

The compensation committee acts under the terms of a written charter adopted in June 2013, a copy of which can be found on our website at www.houstonamerican.com/corporategovernance.html. The compensation committee held one meeting during the fiscal year ended December 31, 2023.

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Nomination of Directors

The board of directors does not maintain a standing nominating committee. Instead, the board has adopted, by resolution, a process of nominating directors wherein nominees must be selected, or recommended for the board’s selection, by a majority of the independent directors with independence determined in accordance with NYSE American standards. Because of the relatively small size of the company and the board and the current demands on the independent directors, the board determined that the nomination process would best be carried out, while maintaining the independence of the nominating process, by drawing upon the resources of all board members with the requirement that nominees be selected by a majority of the independent directors.

In the event of a vacancy on the board, the process followed by the independent directors in nominating and evaluating director candidates includes requests to board members and others, which may include search firms, for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the board, consistent with the criteria described below.

Stockholders may recommend individuals to the independent directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Independent Directors, c/o Corporate Secretary, Houston American Energy Corp, 801 Travis St., Suite 1425, Houston, Texas 77002. Assuming that appropriate biographical and background material has been provided on a timely basis, the stockholder-recommended candidates will be evaluated by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board or others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the board, by following the procedures set forth under “Deadline for Submission of Stockholder Proposals for the 2024 Annual Meeting” on page 20.

Director Criteria and Diversity

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the independent directors apply criteria adopted by the board. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to think independently and act in the interests of all stockholders. No specific weights are assigned to particular criteria and no particular criterion is a prerequisite for each prospective nominee. While we seek a board composition that reflects a diverse set of skills, experience, knowledge and perspectives pertinent to our business, the board does not have a formal policy with respect to diversity of nominees. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge, background and abilities that will best allow the board to fulfill its responsibilities. Each of our current directors possess distinct financial, executive management and/or oil and gas operating, engineering or geological expertise and experience pertinent to our business.

Board Diversity Matrix (As of April 22, 2024)
	Female	Male
Gender	0	4
Demographic Background:
White	0	4

When nominating candidates to fill future vacancies on our board, we intend to seek to include in the candidate pool suitably qualified women and people of color for consideration.

Communicating with the Independent Directors

Our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our lead independent director, Mr. Hartzell, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

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Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the lead independent director, with the assistance of our counsel, considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the board should address such communications to Houston American Energy Corp, Board of Directors, c/o Corporate Secretary, 801 Travis St., Suite 1425, Houston, Texas 77002.

Board Leadership Structure and Risk Oversight Role

Stephen Hartzell presently serves as our “Lead Independent Director” and as our Chairman of the Board. We believe that such a leadership structure is appropriate for our company given the small size of our company and our need to control costs and facilitate rapid response to market opportunities.

Our board provides high level oversight with respect to our risk management activities, consisting principally of interfacing with management with regard to proper risk management policies and implementation of those policies. In general, the board familiarizes itself with the risk management policies being pursued and the actual transactions carried out in that regard so as to assure that the policy is sound and the transactions undertaken are consistent with the policy. Given our position as a non-operator of our various properties, decisions regarding entry into derivative instruments to manage commodity price risk is typically vested in the property operators and, therefore, the board believes that our company and management has little discretion with regard to risk management transactions at the property level.

Anti-Hedging Policy

Under the terms of our Insider Trading Policy, all directors and executive officers are prohibited from engaging in any hedging transaction involving shares of our securities, such as puts, calls or short sales.

Code of Conduct and Ethics

We have adopted a written code of conduct and ethics that applies to all our directors, officers and employees, including our chief executive officer and our chief financial and accounting officer. A current copy of the code can be found on our website at www.houstonamerican.com/corporategovernance.html. In addition, we intend to post on our website or file under cover of Form 8-K all disclosures that are required by law or NYSE American listing standards concerning any amendments to, or waivers from, any provision of the code.

RELATED PARTY TRANSACTIONS

Our independent directors review the terms of any proposed related party transactions to determine the fairness to our company of such transactions and retains the power to approve or reject any such transactions.

There were no related party transactions undertaken during 2022 or 2023.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, or “Section 16(a)”, requires that directors, executive officers and persons who own more than ten percent of any registered class of a company’s equity securities, or “reporting persons,” file with the SEC initial reports of beneficial ownership and report changes in beneficial ownership of common stock and other equity securities. Reporting persons holding our stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of copies of these reports, and written representations from such reporting persons, we believe that all filings required to be made by reporting persons of our stock were timely filed for the year ended December 31, 2023 in accordance with Section 16(a).

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Audit Committee

The audit committee is responsible for assessing the information provided by management and our registered public accounting firm in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls, and reports to the audit committee on any deficiencies found. Our registered public accounting firm was responsible for auditing the financial statements and for reviewing the unaudited interim financial statements.

The audit committee reviewed with our registered public accounting firm the overall scope and plan of the audit. In addition, it met with our registered public accounting firm to discuss the results of Marcum LLP’s examination, the evaluation of our system of internal controls, the overall quality of our financial reporting and such other matters as are required to be discussed under generally accepted auditing standards. The audit committee has also received from, and discussed with, our registered public accounting firm the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees).

The audit committee discussed with Marcum LLP that firm’s independence from management and our company, including the matters in the written disclosures and the letter required by the Public Company Accounting Oversight Board. The audit committee has also considered the compatibility of audit related and other services with the auditors’ independence.

In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2023 with both management and our registered public accounting firm. The audit committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

By the Audit Committee of the Board of Directors:

Keith Grimes, Audit Committee Chair

Stephen Hartzell, Audit Committee Member

Independent Registered Public Accounting Firm Fees

The following table summarizes the fees of Marcum LLP, our registered public accounting firm in 2023 and 2022, respectively, billed to us for each of the last two fiscal years:

Fee Category	FY 2023	FY 2022
Audit Fees (1)	$248,810	$131,240
Audit-Related Fees	—	22,970
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$248,810	$154,210

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

All fees set forth in the table above were approved by our audit committee.

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Pre-Approval Policies and Procedures

The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the audit committee may pre-approve specific types of services that are expected to be provided by our registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular services to be provided and is also generally subject to a maximum dollar amount.

The committee’s practice is to consider for approval, at its regularly scheduled quarterly meetings, all audit and non-audit services proposed to be provided by our registered public accounting firm. In situations where a matter cannot wait until the next regularly scheduled committee meeting, the chairman of the committee has been delegated authority to consider and, if appropriate, approve audit and non-audit services or, if in the chairman’s judgment it is considered appropriate, to call a special meeting of the committee for that purpose.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding”. This means that only one copy of our annual report and proxy statement will be sent to stockholders who share the same last name and address. Householding is designed to reduce duplicate mailings and save significant printing and postage costs.

If you receive a household mailing this year and would like to receive additional copies of our annual report and/or proxy statement, please submit your request in writing to: Houston American Energy Corp., 801 Travis St., Suite 1425, Houston, Texas 77002, Attention: Secretary or by calling Houston American Energy at (712) 222-6966. Any stockholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

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DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR THE 2025 ANNUAL MEETING

Any stockholders who wish to submit a proposal, pursuant to Rule 14a-8 under the Exchange Act, for inclusion in the proxy materials for our 2025 annual meeting of stockholders must ensure that it is received by our corporate secretary at our corporate headquarters, which are located at 801 Travis St., Suite 1425, Houston, Texas 77002, no later than January 1, 2025.

Our by-laws also establish an advance notice procedure for stockholders who wish to nominate candidates for election as directors or otherwise propose business for consideration at a stockholders meeting. We must receive a notice regarding stockholder nominations for director or other business at our corporate headquarters not less than 70 days nor more than 90 days prior to the first anniversary of the prior year’s stockholder meeting, provided, however, that in the event that the date of an annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the previous year’s annual meeting, notice by a stockholder, to be timely, must be so delivered not earlier than the 90 days prior to such annual meeting and not later than 70 days prior to such annual meeting or 10 days following the day on which public announcement of the date of such meeting is first made by the Company. Any such notice must contain certain specified information concerning the persons to be nominated or proposed business and the stockholder submitting the nomination or business, all as set forth in our by-laws. The presiding officer of the meeting may refuse to acknowledge any director nomination or business not made in compliance with such advance notice requirements.

Any stockholders wishing to submit proposals intended to be presented at our 2025 annual meeting of stockholders that are not submitted pursuant to Exchange Act Rule 14a-8 must ensure that they are received by us not later than April 11, 2025 and not earlier than March 22, 2025. The persons designated in the proxy card will be granted discretionary authority with respect to any stockholder proposal not timely submitted to us.

By Order of the Board of Directors,

STEPHEN HARTZELL
Chairman

April 22, 2024

THE BOARD ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

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ANNEX A

FORM OF

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

HOUSTON AMERICAN ENERGY CORP.

* * * * * * * *

HOUSTON AMERICAN ENERGY CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted summarizing a proposed amendment to the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the shareholders of said Corporation for consideration thereof. The resolutions summarizing the proposed amendment are as follows:

RESOLVED, that the Corporation’s Certificate of Incorporation be amended to increase the number of authorized shares of common stock from 12,000,000 to 20,000,000.

SECOND: That, in accordance with the resolution set forth in ONE above, ARTICLE IV, paragraph 1 of the Corporation’s Certificate of Incorporation be amended to give effect to an increase in the authorized shares of the Corporation’s common stock and to read in full as follows:

“1. Authorized Stock. The total number of shares of stock which the Company shall have authority to issue is 30,000,000, consisting of 20,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

THIRD: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: This amendment shall become effective on the date filed with the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its President this ___ day of ___________ 2024.

HOUSTON AMERICAN ENERGY CORP.

By:
John F. Terwilliger, President

HOUSTON AMERICAN ENERGY CORP.

801 Travis St., Suite 1425

Houston, Texas 77002

Proxy for Annual Meeting of Shareholders

to be held on Thursday, June 20, 2024

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Terwilliger and Steve Hartzell as Proxies in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the “Meeting”) of Houston American Energy Corp., a Delaware corporation (the “Company”), on Thursday, June 20, 2024, at 10:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present.

(1)	Election of directors:

	☐ FOR ALL NOMINEES LISTED BELOW	☐	WITHHOLD AUTHORITY TO VOTE FOR
	(except as marked to the contrary below)		ALL NOMINEES LISTED BELOW

INSTRUCTION: To withhold authority to vote for any individual nominees, strike a line through the nominee’s name in the list below.

Stephen Hartzell (Class B Director Nominee)

(2)	Proposal to amend certificate of incorporation to increase authorized shares of common stock

	☐	FOR	☐	AGAINST	☐	ABSTAIN

(3)	Proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm

	☐	FOR	☐	AGAINST	☐	ABSTAIN

(4)	Proposal to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in our proxy statement

	☐	FOR	☐	AGAINST	☐	ABSTAIN

(5)	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

	☐	GRANT AUTHORITY			☐	WITHHOLD AUTHORITY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT’S NOMINEE FOR DIRECTOR LISTED IN THIS PROXY AND FOR PROPOSALS 2, 3, 4 and 5 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

DATED:__________________________ , 2024

Signature:____________________________________

Signature if held jointly:_________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE